United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2016

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-24843	47-0810385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of principal executive offices)		(Zip Code)

(402) 444-1630
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 19, 2016, America First Multifamily Investors, L.P. (the “Partnership”) issued, in a private placement, an additional 1,386,900 Series A Preferred Units representing limited partnership interests in the Partnership (the “Series A Preferred Units”), pursuant to a subscription agreement with a financial institution resulting in $13,869,000 in aggregate proceeds to the Partnership (the “Subsequent Closing”).  As previously disclosed, the Series A Preferred Units are being issued pursuant to a private placement of up to a maximum of 10,000,000 Series A Preferred Units at a subscription price of $10.00 per Series A Preferred Unit, in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder (the “Private Placement”).  The Subsequent Closing is on substantially the same terms as the Private Placement described in the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2016 and incorporated by reference herein.

The Partnership will use the proceeds received in the Subsequent Closing to acquire mortgage revenue bonds that are issued by state and local housing authorities to provide construction and/or permanent financing for affordable multifamily and student housing and commercial properties that are likely to receive consideration as “qualified investments” under the Community Reinvestment Act of 1977, as amended.

Item 3.02  Unregistered Sales of Equity Securities.

The information regarding the Subsequent Closing and Private Placement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The Private Placement of the Series A Preferred Units, including the Subsequent Closing, has been undertaken in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2016, the General Partner, on behalf of the Partnership, entered into the Second Amendment to First Amended and Restated Agreement of Limited Partnership of America First Multifamily Investors, L.P. (the “Second Amendment”) to supplement certain provisions of the partnership agreement in connection with the Subsequent Closing described in Item 1.01 above.  The description of the Second Amendment contained in this Item 5.03 is a summary and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit No.	Description
3.1	Second Amendment to First Amended and Restated Agreement of Limited Partnership of America First Multifamily Investors, L.P. dated May 19, 2016.
99.1	Press Release dated May 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
Date: May 19, 2016

	By:	\s\ Craig S. Allen
Printed Name: Craig S. Allen
Title: Chief Financial Officer